Exhibit 10.7

Research Collaboration

This Agreement is entered into effective on this 20th day of January, 2010 (the “Effective Date”) by and between MERCK SHARP & DOHME CORP (formerly Merck & Co., Inc.), having offices at One Merck Drive, Whitehouse Station, NJ 08889 (hereinafter referred to as, “Merck”), and BG MEDICINE, INC., a private diagnostic development services company having offices at 610 Lincoln Street, Waltham, MA 02451 (“BGM”). Hereinafter, Merck and BGM are individually referred to as a “Party,” collectively as the “Parties”.

WHEREAS BGM has developed expertise in in Vitro Diagnostics Device development, has recently completed development of a certain biomarker-based diagnostic assay with application to congestive heart failure, and has an interest in the discovery and development of diagnostics in the area of cardiovascular disease; and

WHEREAS, Merck has interest in the development of therapeutics that inhibit the function of circulating [***] for the treatment of hypercholesterolemia and coronary heart disease, and has developed a human [***] and reagents and completed fit for purpose assay validation on the MSD analyzer; and

WHEREAS, Merck has an interest in clinical qualification research (understanding the biology and pathophysiology related to [***]) and has access to internal cohorts of biological samples of interest; and

WHEREAS, BGM has access to additional biological cohorts of interest to Merck (e.g. [***]) applicable for the clinical qualification research and the ability to collect additional biological samples via their partnership with [***]; and

WHEREAS, the Parties wish to collaborate to complete clinical qualification research for circulating [***] and explore the opportunity for a broader [***] based on the outcome of such research,

NOW, THEREFORE, the Parties agree as follows:

1.	Definitions.

“Affiliate” of Merck shall mean any entity (i) in which fifty percent (50%) or more of the voting equity interests are now or hereafter owned or controlled, directly or indirectly, by Merck, (ii) which now or hereafter owns or controls, directly or indirectly, fifty percent (50%) or more of the voting equity interests of Merck, or (iii) in which fifty percent (50%) or more of the voting equity interests are now or hereafter owned or controlled, directly or indirectly, by an entity identified in the preceding clause (i) or (ii).

“Agreement” shall mean this Agreement between Merck and BGM.

“BGM Information and Inventions” shall mean all Information, protocols, formulas, data, Inventions, know-how and trade secrets, patentable or otherwise, resulting from the Research developed or invented (in the case of Inventions) solely by employees of BGM or other persons not employed by Merck acting on behalf of BGM.

“Cause” is defined in Paragraph 14(b).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Confidential Information” is defined in Paragraph 6.

“Final Report” is defined in Paragraph 7.

“Information” shall mean any and all information and data, including without limitation all know-how, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement.

“Invention” shall mean any process, method, composition of matter, article of manufacture, discovery or finding that is conceived and/or reduced to practice as a result of the Research.

“In Vitro Diagnostic Device” or (“IVDD”) is defined as reagents, instruments, and systems intended for use to measure [***] in serum or plasma for use in the diagnosis of disease or other conditions, including a determination of the state of health, in order to cure, mitigate, treat, or prevent disease or its sequelae.

“Joint Information and Inventions” shall mean all Information, protocols, formulas, data, Inventions, know-how and trade secrets, patentable or otherwise, resulting from the Research developed or invented (in the case of Inventions) jointly by employees of Merck and BGM or others acting on behalf of Merck and BGM, and all Joint Materials.

“Joint Materials” shall mean research and diagnostic tools and reagents generated and/or developed jointly by Merck and BGM during the Term.

“Merck Material” shall mean the Merck Samples and the Merck Reagent.

“Merck Samples” shall mean clinical samples supplied by Merck for use in the Research under this Agreement.

“Merck Reagents” shall mean Merck’s proprietary [***] reagents supplied by Merck for use in the Research under this Agreement.

“Merck Information and Inventions” all Information, protocols, formulas, data, Inventions, know-how and trade secrets, patentable or otherwise, resulting from the Research developed or invented (in the case of Inventions) solely by employees of Merck or other persons not employed by BGM acting on behalf of Merck, Merck Reagents, Merck Samples and any other items supplied by Merck or its Affiliates to BGM hereunder or developed solely by Merck hereunder.

“Personal Data” is defined in Paragraph 11.

“Research” shall mean the research described in the Work Plan, which is being conducted for the purpose set forth in Paragraph 2.

“Term” is defined in Paragraph 4.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Work Plan” shall mean the Work Plan attached as Exhibit A and Exhibit B.

2.	Purpose. BGM and Merck agree to diligently perform the obligations described in Work Plan in for the purpose of developing targeted [***] (the “Research”).

3.	Merck Material. Merck shall make available to BGM, for its use in the Research and at no cost to BGM, sufficient samples of the Merck Material to carry out the Research. The Merck Material is not be used in humans. Except as provided herein, it is understood that the Merck Material is provided only in association with the performance of the Research and shall not be used for any other purpose, nor shall the Merck Material or any derivatives, analogs, modifications or components thereof be transferred, delivered or disclosed to any third party without the advance written consent of Merck.

4.	Term. This Agreement shall be effective on the Effective Date. The term of this Agreement shall expire eighteen months (18) months following the Effective Date, subject to early termination as provided in Paragraph 14 of this Agreement (the “Term”).

5.	Amount. In consideration of the Research, Merck shall pay BGM a total of [***] United States dollars ($[***]) payable as follows:

1)	[***] United States dollars ($[***]) within forty-five (45) days of execution of this Agreement and receipt of an invoice by Merck; and

2)	[***] United States dollars ($[***]) within forty-five (45) days of completion of Milestone B (as defined in the Work Plan) and Merck’s receipt of an invoice from BGM.

6.	Confidentiality. BGM agrees to keep confidential and not to use, except for the purpose of conducting the Research, the Merck Information and Inventions. These obligations of confidentiality and non-use shall continue during the Term of this Agreement and even after the Term expires. These obligations of confidentiality and non-use shall not apply to such Merck Information and Inventions which are (i) in the public domain by use and/or publication before its receipt from Merck or development under the Research, or thereafter enters the public domain through no fault of BGM; (ii) already in BGM’s possession prior to receipt from Merck or development under the Research, as evidenced by BGM’s written records; or (iii) properly obtained by BGM from a third party which has a valid right to disclose such information to the BGM and is not under a confidentiality obligation to Merck.

7.

Reports; Use of Information. BGM shall keep Merck informed of the progress of the Research by written reports on a bi-monthly (six (6) times per year) basis and will provide a complete written report of all data generated and Research results to Merck at the end of the Term (the “Final Report”). Merck and its Affiliates shall have the unrestricted right to use and disclose all information in the Research reports and to use and disclose any technical information developed pursuant to this Agreement, for any and all purposes Merck and its Affiliates deem necessary or advisable in the ordinary course of business. At Merck’s request, BGM shall provide to Merck copies of all

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

documentation and data relating to the Research or shall permit Merck to inspect and copy such documentation and data.

8.	Research Information and Inventions.

The entire right, title and interest in:

(a)	BGM Information and Inventions shall be owned solely by BGM;

(b)	Merck Information and Inventions shall be owned solely by Merck; and

(c)	Joint Information and Inventions shall be owned jointly by BGM and Merck.

BGM shall promptly disclose to Merck in writing the development, making, conception or reduction to practice of all Inventions.

9.	License Grant.

(A)	Merck hereby grants to BGM:

1)    A non-exclusive license to Merck Reagents for use in the research and development of an In Vitro Diagnostic Device for any and all purposes. In the event Merck intends to grant a license to Merck Reagents for use in the research and development of an In Vitro Diagnostic Device to another licensee and under which the licensee would have commercial rights to the In Vitro Diagnostic Device, Merck will notify BGM within thirty (30) days of granting such a license, in which case BGM may, at its sole discretion, cease all activities under this Agreement without any further obligations to Merck under this Agreement. At no point may Merck disclose any BGM Information and Inventions to such licensee.

2)    An exclusive license (but for Merck) to Merck’s rights in Joint Information and Inventions for the sole purpose of developing and commercializing an In Vitro Diagnostic Device, except to the extent such Joint Information and Invention contains Merck Reagents or any prophylactic or therapeutic use of any component of the Merck Reagent, wherein such case the license granted herein to such Merck Reagents shall be exclusive of use in an In Vitro Diagnostic Device only and any prophylactic or therapeutic use of any component of the Merck Reagent shall be non-exclusive, provided that:

(a)	Merck retains rights in Joint Information and Inventions for research, drug discovery and development purposes;

(b)	Such exclusive rights shall revert to non-exclusive rights if:

(i)	BGM fails to produce an IVDD substantially in accordance with the plan and timeline of Exhibit B;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(ii)	BGM can not perform the appropriate analytical and clinical utility experiments to meet regulatory requirements for the IVDD in a given regulatory region for which the [***] is being registered;

(iii)	BGM is likely to cause a delay in clinical study initiation or data delivery for diagnostic use or diagnostic approval because the IVDD or data is not ready; or

(iv)	BGM can not make available or market, sell and distribute the IVDD in a major marketing territory.

(B)	BGM hereby grants to Merck:

1)    A non-exclusive license to BGM Information and Inventions for research, drug discovery and development purposes, provided that such purposes do not include commercial development of an IVDD by Merck or a third party working on behalf of Merck.

2)    A non-exclusive option to determine [***] under the control and ownership of BGM and report such results to Merck. BGM will perform [***] at no cost to Merck if BGM deems such study to be of regulatory importance or commercial interest to BGM. All other samples, except the Merck Samples that are subject to Milestone B in Exhibit A, are subject to a reasonable and customary laboratory service fee for [***].

10.	Publication. Notwithstanding Paragraph 6, Merck acknowledges BGM’s interest in publishing research results, and BGM acknowledges Merck’s interest in protecting the Inventions arising from the Research and the confidentiality of the Merck Information and Inventions. BGM shall provide Merck for review any proposed manuscript, abstract, poster or oral presentation relating to the Research at least forty-five (45) days prior to submission for publication or presentation. Within such forty-five (45) day period, Merck shall advise BGM of, and BGM shall take, appropriate action to protect Merck Information and Inventions, including reasonable delay of the publication to permit patent filings or modification of the publication to delete Merck Information and Inventions. Until this publication process is completed or, if applicable, confidentiality is specifically waived under Paragraph 6, Merck Information and Inventions and the results of the Research, shall be kept confidential and not disclosed by BGM. However, in no event shall the total period of delay permitted for the publication process set forth in this Paragraph 10 exceed one hundred and twenty (120) days.

11.

Compliance With Law. BGM shall conduct the Research in accordance with all applicable laws, rules and regulations, including, without limitation, all current governmental regulatory requirements. In addition, BGM will comply with the Animal Welfare Act or any other applicable local, state, national and international laws or regulations relating to the care and use of laboratory animals. Merck encourages BGM to use the highest standards, such as those set forth in the Guide for the Care and Use of Laboratory Animals (NRC, 1996), for the humane handling, care and treatment of such research animals. Any animals which receive the Merck Material in the course of the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

investigation, or products derived from those animals, such as eggs or milk, will not be used for food purposes, nor will these animals be used for commercial breeding purposes. BGM will notify Merck in writing of any deviations from applicable regulatory or legal requirements. BGM hereby certifies that it will not and has not employed or otherwise used in any capacity the services of any person debarred under Section 21 USC 335a in performing any services hereunder.

12.	Use of Human Materials. Each of the Parties represents and warrants (i) that it has complied, or shall comply, with all applicable laws, guidelines and regulations relating to the collection and/or use of the Samples and (ii) that it has obtained, or shall obtain, all necessary approvals consents, and/or authorization required by law for the collection, use and/or transfer of such Human Material as contemplated by this Agreement. The Parties shall provide documentation of such approvals, consents and authorizations upon the other Party’s request. The Parties further represents and warrants that such Samples may be used as contemplated in this Agreement without any obligations to the individuals or entities (“Providers”) who contributed the Samples, including, without limitation, any obligations of compensation to such Providers or any other third party for the intellectual property associated with the Samples or the commercial use thereof for any purposes.

Notwithstanding anything to the contrary in Paragraph 6, BGM shall hold in confidence all data that identifies or could be used to identify Provider (“Personal Data”), except as required or permitted under this Agreement, or to the extent necessary to be disclosed to regulatory agencies as part of the review process. In addition, notwithstanding anything to the contrary in Paragraph 6, BGM shall comply with all applicable laws and regulations, as amended from time to time, with respect to the collection, use, storage, and disclosure of any Personal Data including without limitation, the U.S. Health Insurance Portability and Accountability Act (HIPAA) and the regulations promulgated thereunder. BGM agrees to ensure that all appropriate technical and organization measures are taken to protect Personal Data against loss, misuse, and any unauthorized, accidental, or unlawful access, disclosure, alteration, or destruction, including without limitation, implementation and enforcement of administrative, technical, and physical security policies and procedures applicable to Personal Data.

13.	Limitation of Liability.

Merck assumes no responsibility and shall have no liability for the nature, conduct or results of any research, testing or other work performed by or on behalf of BGM hereunder. BGM UNDERSTANDS THAT THE MERCK MATERIAL IS SUPPLIED “AS IS” AND IS PROVIDED WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. BGM ACKNOWLEDGES THAT THE MERCK MATERIAL IS EXPERIMENTAL IN NATURE AND MAY HAVE UNKNOWN HAZARDOUS CHARACTERISTICS, THAT THEY ARE AWARE OF THE RISKS OF WORKING WITH EXPERIMENTAL MATERIALS, AND THAT THEY WILL STRICTLY ADHERE TO PROPER LABORATORY PROCEDURES FOR HANDLING CHEMICALS AND BIOLOGICAL SUBSTANCES WITH UNKNOWN

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

HAZARDS. THE MERCK MATERIAL WILL NOT BE USED IN HUMANS. MERCK WILL INFORM BGM OF ANY KNOWN TOXICITY OF THE MATERIAL.

14.	Termination.

(a)    Either Party may terminate this Agreement at any time, with or without cause, effective upon thirty (30) days’ written notice to the other Party.

(b)    In the event of a termination by Merck of this Agreement without Cause (as defined below), Merck shall reimburse BGM for the pro-rata costs incurred in performance of the Research and for any non-cancelable commitments made, up to the date of termination; provided, however, that in no case will reimbursement under this Agreement exceed the amount specified in Paragraph 5; provided, further, that BGM shall return to Merck any funds in excess of such pro-rata costs and non-cancelable commitments. If this Agreement is terminated by Merck for Cause, then in addition to any other remedies available to Merck, no such reimbursement shall be paid by Merck to BGM and the grant of the non-exclusive license to the Merck Reagents shall be immediately terminated. For the purposes of the foregoing, “Cause” shall mean the failure by BGM to comply with one or more of its material obligations under this Agreement.

(c)    Upon termination of this Agreement, or at any other time that Merck may request, BGM agrees to return all Merck Information and Inventions, (and in the event of termination of the Agreement by Merck for Cause, the Merck Reagents) and all documents containing such Merck Information generated by BGM in connection with the Research to Merck, except BGM may retain one copy in a secure location solely for record keeping purposes.

15.	Survival. The provisions of Paragraphs 3 (other than Merck’s obligations to supply the Merck Material), 6, 7, 8, 9, 10, 11,12, 13, 14, 15, 16, 17, 18, and 20 and all definitions relating to the foregoing, shall survive termination or expiration of this Agreement.

16.	Notices. Any notices required or provided by the terms of this Agreement shall be in writing, addressed in accordance with this Paragraph, and shall be delivered personally or sent by certified or registered mail, return receipt requested, postage prepaid or by nationally-recognized express courier services providing evidence of delivery. The effective date of any notice shall be the date of first receipt by the receiving Party. Notices shall be sent to the address/addressee given below or to such other address/addressee as the Party to whom notice is to be given may have provided to the other Party in writing in accordance with this provision.

If to Merck:	Vice President & Head

External Scientific Affairs

Merck Sharp & Dohme Corp.

126 East Lincoln Ave.

RY70-200

Rahway, NJ 07065

ATTN: 64041

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

With a copy to:	Office of the Secretary

Merck Sharp & Dohme Corp.

P.O. Box 100

One Merck Drive

Whitehouse Station, NJ

08889-0100

Please send invoices to:	Merck Sharp & Dohme Corp.

PTP Shared Services

PO Box 1700

Whitehouse Station, NJ 08889-1700

Phone: 908-236-3000

Fax: 908-823-3613

ATTN: 64041

If to BGM:	President and CEO, BG Medicine

610 N Lincoln Street

Waltham, MA 02451

Attn: President

17.	Entire Agreement. This Agreement, together with any Attachments attached hereto and specifically referenced herein, constitutes the entire agreement between the Parties with respect to the Research and supersedes and replaces any and all previous arrangements and understandings, whether oral or written, between the Parties with respect to the Research. Any amendment or modification to this Agreement shall be of no effect unless made in writing signed by an authorized representative of each Party.

18.	Publicity/Use of Names. No disclosure of the existence, or the terms, of this Agreement may be made by either Party, and no Party shall use the name, trademark, trade name or logo of the other Party or its employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by law.

19.	Assignment. BGM may not assign its rights or obligations under this Agreement without the prior written consent of Merck, such consent not to be unreasonably withheld. Merck may assign its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its assets related to the subject matter of this Agreement, or in the event of its merger or consolidation or change in control or similar transaction, without the consent of BGM. Any such purported assignment not conforming with the previous sentence shall be void.

20.	Severability. The provisions of this Agreement are severable, and if any provisions hereof shall be determined to be invalid or unenforceable by a court of competent jurisdiction, the remaining provisions shall continue in full force and effect.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives, effective as of the date of the last signature set forth below.

MERCK SHARP & DOHME CORP.		BG MEDICINE, INC.

BY:	/s/ Richard D. Tillyer	BY:	/s/ Pieter Muntendam
	Merck authorized representative		BG authorized representative

TITLE:	Richard D. Tillyer, Sr. VP	TITLE:	Pieter Muntendam, President & CEO

DATE:	January 28, 2010	DATE:	January 28, 2010

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT A

WORK PLAN

BGM Responsibilities:

1.    In-house [***] (Milestone A); to include [***]. [***], [***] on the BGM [***] developed under the [***] and approved by the [***].

2.    Conduct [***] on [***] provide by Merck and delivery data to Merck (Milestone B);

3.    Conduct [***] cohort from BGM, (approx [***] samples) and delivery data to Merck (Milestone C);

4.    During the Term of this agreement, BGM will in good faith, [***] results on [***] BGM may choose to analyze based on BGM’s interest in advancing the diagnostic application of the assay; and

5.    Delivery of BGM Information and Inventions and Final Report to Merck (Numbers 4 and 5 are Milestone D).

Merck Responsibilities:

1.    Tech transfer of [***] to BGM, complete data analysis on [***] Samples and share results of data analysis with BGM. Goal is to determine [***] to inform [***] or potential for [***].

Timeline:  Milestones A, B and C should be completed within [***] following transfer of Merck Reagents and Samples to BGM.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

EXHIBIT B

IVDD Plan and Timeline

Upon completion of project milestones, BGM in conjunction with Merck will determine the [***] for any of the following: treatment selection, assessment of cardiovascular risk and/or management of hypercholesterolemia. Work outlined in Exhibit A will provide the first dataset for assessment of clinical utility.

Should clinical utility be established as a result of the work performed under this research collaboration, BGM will notify Merck of its intentions with regard to development of an IVDD from the assay and in collaboration with Merck will work to:

a)	Define a [***] regulatory and launch strategy
b)	Identify [***] of the strategy and [***] from Merck or BGM for such studies
c)	Set an [***] to seek buy-in for the plan

At such time, BGM will develop a detailed project plan and with milestones and timelines for [***] development to include plans for procurement and analysis of additional sample cohorts if deemed necessary for a successful [***]. For purposes of this Agreement, a high level plan outlining the various components of an IVDD development plan and estimated timeframes is included herein.

IVDD Development	[***]
[***]	[***] months
[***]	[***] months
[***]	[***] months
[***]	[***] months
[***]	[***] months
[***]	[***] months

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.